                          SUPPLEMENT DATE OCTOBER 1, 1997 TO
                             PROSPECTUS DATED MAY 1, 1997

                    INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACTS

                                      ISSUED BY

                          NATIONWIDE LIFE INSURANCE COMPANY

                                     THROUGH ITS

                            NATIONWIDE VARIABLE ACCOUNT-II

This Supplement updates certain information contained in your Prospectus. Please read it and keep it with your Prospectus for future reference.

1. Effective November 1, 1997, the "UNDERLYING MUTUAL FUND ANNUAL EXPENSES" provision of the Prospectus is amended by changing the Management Fees and Other Expenses of the following Nationwide Separate Account Trust underlying Mutual Fund options:

---------------------------------------------------------------------------------------------------
                                                        Management       Other       Total Mutual
                                                           Fees         Expenses     Fund Expenses
---------------------------------------------------------------------------------------------------
Nationwide Separate Account Trust - Capital                0.65%          0.03%          0.68%
Appreciation Fund
---------------------------------------------------------------------------------------------------
Nationwide Separate Account Trust - Total Return           0.65%          0.02%          0.67%
Fund
---------------------------------------------------------------------------------------------------
Nationwide Separate Account Trust - Government             0.55%          0.02%          0.57%
Bond Fund
---------------------------------------------------------------------------------------------------
Nationwide Separate Account Trust - Money Market           0.45%          0.02%          0.47%
Fund
---------------------------------------------------------------------------------------------------

2. Effective November 1, 1997, the "EXAMPLE" in the Prospectus is amended to reflect the following information:


---------------------------------------------------------------------------------------------------------------------------
                                       If you surrender your        If you do not surrender        If you annuitize your
                                    Contract at the end of the    your Contract at the end of    Contract at the end of the
                                      applicable time period      the applicable time period      applicable time period
---------------------------------------------------------------------------------------------------------------------------
                                      1       3      5      10      1       3      5      10      1       3      5      10
                                     Yr.     Yrs.   Yrs.   Yrs.    Yr.     Yrs.   Yrs.   Yrs.    Yr.     Yrs.   Yrs.   Yrs.
---------------------------------------------------------------------------------------------------------------------------

Nationwide Separate
Account Trust - Capital              16      48     83     182     16      48     83     182      *      48     83     182
Appreciation Fund
---------------------------------------------------------------------------------------------------------------------------
Nationwide Separate
Account Trust - Total Return         15      48     83     181     15      48     83     181      *      48     83     181
Fund
---------------------------------------------------------------------------------------------------------------------------
Nationwide Separate
Account Trust - Government           14      45     77     169     14      45     77     169      *      45     77     169
Bond Fund
---------------------------------------------------------------------------------------------------------------------------
Nationwide Separate
Account Trust - Money                13      41     72     158     13      41     72     158      *      41     72     158
Market Fund
---------------------------------------------------------------------------------------------------------------------------

3. The "DOLLAR COST AVERAGING" provision of the prospectus is amended effective November 3, 1997 by replacing the first paragraph of such provision with the following:

    DOLLAR COST AVERAGING - If the Contract Value is $15,000 or more, the Contract Owner may direct the Company to automatically transfer a specified amount from the Nationwide Separate Account Trust (NSAT) Government Bond Fund, NSAT Money Market Fund, the Neuberger & Berman Advisers Management Trust (AMT) Limited Maturity Bond Portfolio or the Fixed Account to any other Sub-Account within the Variable Account on a monthly basis or as frequently as otherwise authorized by the Company. This service is intended to allow the Contract Owner to utilize Dollar Cost Averaging, a long-term investment program which provides for regular, level investments over time. The Company makes no guarantees that Dollar Cost Averaging will result in a profit or protect against loss in a declining market. The minimum monthly Dollar Cost Averaging transfer is $100. In addition, Dollar

    Cost Averaging monthly transfers from the Fixed Account must be equal to 1/30th of the Fixed Account value when the Dollar Cost Averaging program is requested. Transfers out of the Fixed Account, other than for Dollar Cost Averaging, may be subject to certain additional restrictions (see "Transfers"). A written election of this service, on a form provided by the Company, must be completed by the Contract Owner in order to begin transfers. Once elected, transfers from the NSAT Government Bond Fund, NSAT Money Market Fund, Neuberger & Berman AMT Limited Maturity Bond Portfolio or the Fixed Account will be processed monthly or on another approved frequency until either the value in such funds is depleted or the Contract Owner instructs the Company in writing to cancel the transfers.

4. The following information is added to the "FEDERAL TAX CONSIDERATIONS" section as the second provision:

    PUERTO RICO

         Under the Puerto Rico tax code, Distributions prior to Annuitization are treated as nontaxable return of principal until the principal is fully recovered; thereafter, all Distributions are fully taxable. Distributions after Annuitization are treated as part taxable income and part nontaxable return of principal. The amount excluded from gross income after Annuitization is equal to the amount of the Distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded; thereafter, the entire Distribution is included in gross income. Puerto Rico does not impose an early withdrawal penalty tax. Generally, Puerto Rico does not require income tax to be withheld from Distributions of income. A personal tax advisor should be consulted.

5. Effective July 11, 1997, the Van Kampen American Capital Life Investment Trust - Real Estate Securities Portfolio (formerly, "Van Kampen American Capital Life Investment Trust - Real Estate Securities Fund") changed its name to the following:

                 VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST -
                   MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO

    Accordingly, any and all references in the Prospectus are amended to reflect this name change.


6. The portfolio manager for the Warburg Pincus Trust is changing from Warburg, Pincus Counsellors, Inc. to Warburg Pincus Asset Management, Inc. effective October 15, 1997. Accordingly, any and all references in the Prospectus are amended to reflect this change.